SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	September 30, 2024	December 31, 2023
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$135,606	$95,260
Accounts receivable, net of allowances of $1,874 and $203 as of September 30, 2024 and December 31, 2023, respectively	13,570	4,050
Contract assets and unbilled receivable, net of allowance for credit losses of $118 and $17 of September 30, 2024 and December 31, 2023, respectively	24,639	11,780
Other current assets	7,394	2,452
Total current assets	181,209	113,542
Restricted cash equivalents, non-current	811	13,775
Right-of-use assets	3,860	5,210
Property and equipment, net	1,541	1,515
Goodwill	111,730	—
Intangible assets, net	182,579	—
Deferred tax asset	30	11
Contract assets and unbilled receivable, non-current, net of allowance for credit losses of $195 and $177 of September 30, 2024 and December 31, 2023, respectively	14,596	16,492
Other non-current assets	3,298	577
Total assets	$499,654	$151,122

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,758	$1,653
Accrued liabilities	22,599	13,884
Operating lease liabilities	1,832	2,637
Finance lease liabilities	74	121
Income tax liability	2,677	1,618
Deferred revenue	20,096	4,310
Other current liabilities	5,142	—
Total current liabilities	70,178	24,223
Operating lease liabilities, net of current portion	2,241	3,089
Deferred revenue, net of current portion	7,570	4,910
Long-term debt	39,694	84,312
Contingent acquisition liabilities (Note 17)	74,450	—
Income tax liability, net of current portion	5,004	2,453
Other non-current liabilities	4,530	3,967
Total liabilities	203,667	122,954
Commitments and contingencies (Note 7)

Stockholders’ equity:
Series A Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; 0 and 475,005 shares issued and outstanding, aggregate liquidation preference of $0 and $16,227 as of September 30, 2024 and December 31, 2023, respectively	—	14,187
Class A Common Stock, $0.0001 par value; 455,000,000 shares authorized; 336,481,401 and 216,943,349 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	33	22
Class B Common Stock, $0.0001 par value; 44,000,000 shares authorized; 32,735,408 and 37,485,408 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	3	4
Additional paid-in capital	980,150	606,135
Accumulated deficit	(684,461)	(592,379)
Accumulated other comprehensive income	262	199
Total stockholders’ equity	295,987	28,168
Total liabilities and stockholders’ equity	$499,654	$151,122

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues	$25,094	$13,268	$50,150	$28,726
Operating expenses:
Cost of revenues	12,901	3,590	22,550	7,396
Sales and marketing	8,363	4,471	19,560	14,424
Research and development	19,545	12,806	50,161	38,726
General and administrative	17,031	6,931	36,833	20,644
Change in fair value of contingent acquisition liabilities	(1,356)	—	1,724	—
Amortization of intangible assets	2,377	—	3,603	—
Restructuring	—	—	—	3,751
Total operating expenses	58,861	27,798	134,431	84,941
Loss from operations	(33,767)	(14,530)	(84,281)	(56,215)

Other expense, net:
Loss on early extinguishment of debt	—	—	(15,587)	(837)
Interest expense	(1,109)	(5,442)	(10,859)	(11,273)
Other income (expense), net	2,634	1,336	9,087	(302)
Total other expense, net	1,525	(4,106)	(17,359)	(12,412)
Loss before provision for income taxes	(32,242)	(18,636)	(101,640)	(68,627)
Provision for income taxes	(10,491)	1,561	(9,558)	2,307
Net loss	$(21,751)	$(20,197)	$(92,082)	$(70,934)
Cumulative dividends attributable to Series A Preferred Stock	—	(647)	(416)	(2,206)
Net loss attributable to SoundHound common shareholders	$(21,751)	$(20,844)	$(92,498)	$(73,140)

Other comprehensive income:
Unrealized gains on investments	57	168	63	197
Comprehensive loss	$(21,694)	$(20,029)	$(92,019)	$(70,737)

Net loss per share:
Basic and diluted	$(0.06)	$(0.09)	$(0.28)	$(0.33)

Weighted-average common shares outstanding:
Basic and diluted	360,385,812	242,022,268	326,166,633	222,760,880

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows used in operating activities:
Net loss	$(92,082)	$(70,934)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,115	1,941
Stock-based compensation	23,292	20,639
Loss on change in fair value of ELOC program	—	1,901
Amortization of debt issuance cost	1,586	3,532
Non-cash lease amortization	2,218	2,383
Foreign currency gain/loss from remeasurement	(97)	—
Change in fair value of contingent acquisition liabilities	1,724	—
Loss on early extinguishment of debt	15,587	837
Deferred income taxes	(11,494)	—
Other, net	633	262
Changes in operating assets and liabilities:
Accounts receivable, net	(1,247)	38
Other current assets	(3,049)	(461)
Contract assets	(7,018)	(9,987)
Other non-current assets	(1,198)	690
Accounts payable	823	(635)
Accrued liabilities	(2,058)	1,906
Other current liabilities	331	—
Operating lease liabilities	(2,612)	(2,772)
Deferred revenue	(8,993)	(5,532)
Other non-current liabilities	(216)	1,797
Net cash used in operating activities	(75,755)	(54,395)

Cash flows used in investing activities:
Purchases of property and equipment	(560)	(334)
Payment related to acquisitions, net of cash acquired	(11,732)	—
Net cash used in investing activities	(12,292)	(334)

Cash flows provided by financing activities:
Proceeds from the issuance of Series A Preferred Stock, net of issuance costs	—	24,942
Proceeds from sales of Class A common stock under the ELOC program, net of issuance costs	—	71,454
Proceeds from sales of Class A common stock under the Sales Agreement and Equity Distribution Agreement	287,271	—
Proceeds from exercise of stock options and employee stock purchase plan	11,064	8,837
Payment of financing costs associated with the Sales Agreement and Equity Distribution Agreement	(7,182)	—
Proceeds from the issuance of debt, net of issuance costs	—	85,087
Payments on Term Loan and Amelia Debt	(175,602)	(35,029)
Payment to settle contingent holdback liabilities from SYNQ3 acquisition	(17)	—
Payments on finance leases	(89)	(116)
Net cash provided by financing activities	115,445	155,175
Effects of exchange rate changes on cash	(16)	—
Net change in cash, cash equivalents, and restricted cash equivalents	27,382	100,446
Cash, cash equivalents, and restricted cash equivalents, beginning of period	109,035	9,475
Cash, cash equivalents, and restricted cash equivalents, end of period	$136,417	$109,921

SOUNDHOUND AI, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – Continued
(In thousands)
(Unaudited)

Reconciliation to amounts on the condensed consolidated balance sheets:
Cash and cash equivalents	$135,606	$96,146
Non-current portion of restricted cash equivalents	811	13,775
Total cash, cash equivalents, and restricted cash equivalents shown in the condensed consolidated statements of cash flows	$136,417	$109,921

Supplemental disclosures of cash flow information:
Cash paid for interest	$4,448	$7,945
Cash paid for income taxes	$1,677	$1,645

Noncash investing and financing activities:
Conversion of Series A Preferred Stock to Class A common stock	$14,187	$10,555
Issuance of Class A Common Stock to settle commitment shares related to the ELOC program	$—	$915
Issuance of Class A Common Stock to settle obligations under Amelia Debt	$11,817	$—
Issuance of Class A Common Stock to settle contingent holdback consideration of SYNQ3 acquisition	$189	$—
Deferred offering costs reclassified to additional paid-in capital	$220	$—
Non-cash debt discount	$—	$4,136
Property and equipment acquired under accrued liabilities	$62	$—
Fair value of Class A common stock and deferred equity consideration issued for SYNQ3 acquisition	$9,687	$—
Fair value of contingent earnout consideration under SYNQ3 and Amelia acquisitions	$73,236	$—
Fair value of contingent holdback consideration under SYNQ3 acquisition	$427	$—
Fair value of deferred cash consideration under other acquisition	$195	$—
4